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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 12, 2001, included in this Weatherford International, Inc. 401(k) Savings Plan (the Plan) Annual Report on Form 11-K for the year ended December 31, 2000, into Weatherford International, Inc.'s previously filed Form S-8 Registration Statement File Nos. 333-53633 and 333-36598.



ARTHUR ANDERSEN LLP


Houston, Texas
June 26, 2001